ASSIGNMENT

                             OF

                     PURCHASE AGREEMENT


      THIS ASSIGNMENT made and entered into this 2nd day of November, 1998, by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("Assignor") and AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP for the property located at 1097 Industrial Parkway, Saraland Alabama, AND AEI PRIVATE NET LEASE FUND 1998 LIMITED PARTNERSHIP for the property located at 1180 Business Highway #190, Covington, Louisiana ("Assignees");

     WITNESSETH, that:

      WHEREAS, on the 8th day of October, 1998, Assignor entered into a Purchase Agreement ("Agreement") for that certain property located at 1097 Industrial Parkway, Saraland, Alabama and 1180 Business Highway #190, Covington, Louisiana (the "Properties") with Centurion Video LTD., as Seller/Lessee; and

      WHEREAS, Assignor desires to assign all of its rights, title and interest in, to and under the Agreement to Assignees as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1. Assignor assigns all of its rights, title and interest in, to and under the Agreement with respect to the Saraland, AL property to AEI Income & Growth Fund XXII Limited Partnership, to have and to hold the same unto the Assignee, its successors and assigns;

     2. Assignor assigns all of its rights, title and interest in, to and under the Agreement with respect to the Covington, LA property to AEI Private Net Lease Fund 1998 Limited Partnership, to have and to hold the same unto the Assignee, its successors and assigns;

     3. Assignees hereby assume all rights, promises, covenants, conditions and obligations under the Agreement to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreement as it pertains to the property identified as to be acquired by each Assignee.

All other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.


AEI FUND MANAGEMENT, INC.
("Assignor")

By: /s/ Robert P Johnson
        Robert P. Johnson, its President






AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
("Assignee" for Saraland, AL property)
BY: AEI Fund Management XXI, Inc.


By: /s/ Robert P Johnson
        Robert P. Johnson, its President




AEI PRIVATE NET LEASE FUND 1998 LIMITED PARTNERSHIP
("Assignee" for Covington, LA property)
BY:  AEI Fund Management XVIII, Inc.



By: /s/ Robert P Johnson
        Robert P. Johnson, its President